UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2026

Galaxy Gaming, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street Suite 305 Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 8, 2026, Galaxy Gaming, Inc. (the “Company”), entered into an Amended and Restated Employment Agreement, effective September 1, 2026 (the “Employment Agreement”), with Steven Kopjo, the Company’s Chief Financial Officer, Secretary and Treasurer. The Employment Agreement, among other things (i) extends the term of his employment through February 28, 2029; (ii) provides for base compensation of $262,500 for the one year period ending August 31, 2027 and $275,000 for the remainder of the term; (iii) provides eligibility to receive an annual discretionary bonus with a target equal to 75% of his base salary based on the achievement of individual and corporate performance objectives established by the Board; and (iv) provides for a grant of a stock option to purchase 120,000 shares of Employer’s common stock at a strike price equal to $1.656 (the price per share of the Company’s common stock as reported on OTC Markets on the grant date), which option will vest as follows: (a) as to the first 40,000 shares of stock, on July 25, 2027, (b) as to the next 40,000 shares of stock, on July 25, 2028, (c) as to the next 40,000 shares of stock, on July 25, 2029; and (v) provides for a conditional grant of 100,000 shares of restricted stock subject to Mr. Kopjo meeting target criteria established by the Board based on metrics concluding on December 31, 2028. The Employment Agreement contains customary restrictive covenants, including non-competition, non-solicitation of partners, non-disclosure and non-disparagement provisions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01. Exhibits.

d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Amended and Restated Employment Agreement Dated September 8, 2026, between the Company and Steven Kopjo.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature Page Follows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

GALAXY GAMING, INC.

By: /s/ Steven Kopjo
Steven Kopjo

Chief Financial Officer